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                                                               EXHIBIT 10.15


                 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


1.  PURPOSE OF THE PLAN

        The purpose of this 1994 Non-Employee Director Stock Option Plan (the "Plan") of Swank, Inc., a Delaware corporation (the "Company"), is to make available shares of the Common Stock, $.10 par value per share, of the Company (the "Common Stock") for purchase by directors of the Company who are not employees of the Company or its Subsidiaries, as such term is defined below in this Article 1, ("Outside Directors") and thus to attract and retain the services of experienced and knowledgeable Outside Directors for the benefit of the Company and its stockholders and to provide additional incentive for such Outside Directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Common Stock. The term "Subsidiary" shall have the same meaning as "subsidiary corporation" in Section 424(f) of the Internal Revenue Code of 1986, as amended (collectively, "Subsidiaries").

2.  STOCK SUBJECT TO THE PLAN

        Subject to the provisions of Article 10, the total number of shares of Common Stock for which options may be granted under the Plan shall be 150,000. Shares issued under the Plan may be either authorized but unissued shares or shares which shall have been purchased or acquired by the Company for this or any other purpose. In the event any option granted under the Plan shall expire, be cancelled or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for grant under the Plan.

3.  ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall, subject to the express provisions of the Plan, grant options pursuant to the terms of the Plan; have the power to interpret the Plan; correct any defect, supply any omission and reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to, but not inconsistent with, the Plan; determine the terms and provisions of the respective option agreements (which need not be identical but which shall not be inconsistent with the Plan); and make all determinations necessary or advisable for the administration of the Plan. The determination of the Board on the matters relating to or under the Plan shall be conclusive. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

4.  OPTION GRANTS

        Each individual who is an Outside Director on December 31, 1994 shall, effective as of such date, be granted an option to purchase 5,000 shares of Common Stock. Each individual who subsequent to December 31, 1994 becomes an Outside Director shall, on the date of his or her initial election to the Board, be granted an option to purchase 5,000 shares of Common Stock (subject to adjustment under Article 10). In addition, immediately following each annual meeting of stockholders at which directors are elected, commencing with the Company's 1995 Annual Meeting of Stockholders, each Outside Director then in office immediately following the conclusion of such meeting (whether or not elected at such meeting) shall, effective as of the date such meeting is held, be granted an option to purchase 5,000 shares of Common Stock; provided that an individual who becomes an Outside Director for the first time at such meeting shall be granted only one option to purchase an aggregate of 5,000 shares of Common Stock under this sentence and the preceding sentence. An employee Director who ceases to be an employee but remains a Director shall not be deemed to become an Outside Director unless and until he or she is serving as an Outside Director immediately following the conclusion of the next meeting of stockholders at which Directors are elected (whether or not such person is elected as a Director at such meeting).

5.  EXERCISE PRICE

        The exercise price at which shares of the Common Stock may be purchased pursuant to options granted under the Plan shall be 100% of the fair market value of such shares on the date an option is granted, but not less than the par value of such shares. The fair market value of one share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices of one

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share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices of one share of Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average of the highest bid and lowest asked prices for one share of Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average of the highest bid and lowest asked prices for one share of Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Board shall be conclusive in determining the fair market value of the Common Stock.

6.  TERM OF EACH OPTION

        The term of each option shall be five years, subject to earlier termination as provided in the Plan.

7.  VESTING AND EXERCISE OF OPTIONS

        Each option granted under the Plan shall be immediately exercisable.

        An option (or any part thereof) may be exercised by giving written notice to the Company at its principal office (Attention: Treasurer), specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor.

        The option shall not be exercisable at any time in an amount less than 100 shares (or the remaining shares then covered by and purchasable under the option if less than 100 shares). In no case may a fraction of a share be exercised, purchased or issued under the Plan.

        The exercise purchase price of the shares as to which an option shall be exercised shall be paid in full in cash or by check at the time of exercise of the option. In addition, the Outside Director shall pay to the Company in cash or by check, upon demand, the amount, if any, which the Company determines is necessary to satisfy its obligation to withhold federal, state and local income and other taxes or other amounts incurred by reason of the grant or exercise of the option or disposition of the underlying shares. The Company shall not be required to deliver certificates for such shares until a reasonable time after all payments have been made.

        An Outside Director entitled to receive shares of Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him or her for such shares.

        Nothing in the Plan or in any option granted under the Plan shall confer on any Outside Director any right to continue as a director of the Company.

8.  NON-TRANSFERABILITY OF OPTIONS

        No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution by the Outside Director and may be exercised during the Outside Director's lifetime only by him or her or his or her legal representatives. Except to such extent, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject toexecution, attachment or similar process.

9.  TERMINATION OF SERVICES ON THE BOARD OF DIRECTORS

        In the event that an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board (including as a result of not being re-elected to the Board), other than by reason of death or disability (as the term "disability" is defined in paragraph (d) of this Article 9), such Outside Director may exercise his or her option at any time within three months after such cessation of service but not thereafter, and in no event after the date on which, except for such cessation of service, the option would otherwise expire. Notwithstanding the foregoing, if an Outside Director's service on the Board shall have been terminated for cause, his or her option shall terminate immediately.

        In the event that an Outside Director to whom an option has been granted

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under the Plan shall cease to serve on the Board by reason of disability, the option may be exercised in whole or in part by the Outside Director at any time within one year after such cessation of service but not thereafter, and in no event after the date on which, except for such disability, the option would otherwise expire.

        If an Outside Director to whom an option has been granted under the Plan shall die (i) while he is serving on the Board, (ii) within three months after cessation of service on the Board other than by reason of disability or for cause, or (iii) within one year after cessation of service on the Board by reason of disability, such option may be exercised in whole or in part by the legatee or legatees of such option under the Outside Director's last will, or by his legal representatives or distributees, at any time within one year after the Outside Director's death, but in no event after the date on which, except for such death, the option would otherwise expire.

        For the purpose of this Article 9, "disability" shall mean permanent mental or physical disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended. The Outside Director as to whom such determination is being made shall not participate in the Board's deliberation or vote in making such determination.

10.  ADJUSTMENT OF AND CHANGES IN COMMON STOCK

        In the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, stock combination, recapitalization, merger, reorganization or the like, (i) the aggregate number and kind of shares subject to the Plan and (ii) the exercise price and number and kind of shares subject to each outstanding option shall be adjusted by the Board, whose determination shall be conclusive.

11.  COMPLIANCE WITH SECURITIES LAWS

        It is a condition to the exercise of any option granted under the Plan that either (i) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act (collectively, the "Securities Act"), with respect to its underlying shares shall be effective and current at the time of exercise of the option or (ii) in the opinion of counsel to the Company, there shall be an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to the Plan for issuance or for resale.

        In connection with fulfilling the condition set forth in paragraph
(a)(ii) of this Article 11, the Company may require an Outside Director, as a condition to the exercise of an option, to execute and deliver to the Company representations and warranties, in form and substance satisfactory to counsel to the Company, that, among other things, (i) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Outside Director for his or her own account, for investment only and not with a view to the resale or distribution thereof, all within the meaning of the Securities Act, and (ii) any subsequent resale or distribution of shares of Common Stock by such Outside Director will be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold at the time of sale or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Outside Director shall, prior to any offer or sale or distribution of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to counsel to the Company, as to the applicability of such exemption to the proposed sale or distribution. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan, and may issue such "stop transfer" instructions to its transfer agent in respect of such shares, as it determines, in its discretion, to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act.

        The Company may also require, as a further condition to the exercise of an option, in whole or in part, that the shares of Common Stock underlying such option or the Plan be specifically listed on the securities markets on which the Company's Common Stock is traded and be registered or qualified under any applicable state securities laws, and that the consent or approval of any governmental regulatory body which the Company deems necessary or desirable as a condition to the exercise of such option or the issue of shares thereunder shall have been effected or obtained free of any conditions requiring the Company to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction wherein it has not already done so and free of any other conditions not customarily imposed by a securities exchange, law or governmental regulatory body in connection with such listing, qualification, consent or approval.

12.  AMENDMENT AND TERMINATION

        The Board may amend, suspend or terminate the Plan or any portion thereof at any time except that, to the extent required by Rule 16b-3 or applicable law: (a) no provision of the Plan relating to the amount or exercise

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price of shares of Common Stock subject to options to be granted under the Plan or the timing of grants may be amended more than once every six months other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations under either statute (including successor statutes and rules and regulations thereunder) and (b) the Board may not, without the approval of the Company's stockholders within 12 months after the date of adoption of any such amendment or amendments, make any alteration or amendment thereof which (i) makes any change in the class of eligible participants under the Plan; (ii) increases the total number of shares of Common Stock for which options may be granted under the Plan except as provided in Article 10 hereof; or (iii) materially increases the benefits accruing to participants under the Plan within the meaning of Rule 16b-3. No amendment shall adversely affect the rights under any then outstanding option without the consent of the holder thereof.

13.  STOCK OPTION CONTRACTS

        Each option shall be evidenced by an appropriate contract (which may vary from others entered into) which shall be duly executed by the Company and the Outside Director, and shall contain such terms and conditions not inconsistent with the Plan as may be determined by the Board.

14.  DUTIES OF THE COMPANY

        The Company shall, at all times during the term of each option, reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all options at the time outstanding, and shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to the exercise of such options and all other fees and expenses necessarily incurred by the Company in connection therewith.

15.  EFFECTIVE PERIOD

        The Plan shall become effective on December 8, 1994, the date of its adoption by the Board of Directors; provided, however that if the Plan is not approved by stockholders within 12 months thereof by the favorable vote then required for such action under the Delaware General Business Corporation Law at a meeting to be held to consider such approval, the Plan and any options granted under the Plan shall be null and void and of no further effect. No options may be granted under the Plan after December 7, 2004. Options outstanding on or prior to such date shall, however, in all respects continue subject to the Plan.

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